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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): April 26, 2002



                            MERRIMAC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                  0-11201                      22-1642321
        --------                  -------                      ----------
(State of incorporation   (Commission File Number)            (IRS Employer
    or organization)                                      Identification Number)



               41 Fairfield Place, West Caldwell, New Jersey 07006
               ---------------------------------------------------
                    (Address of Principal Executive Offices)




                  Registrant's telephone number: (973) 575-1300





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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On April 30, 2002, registrant filed a Current Report on Form 8-K disclosing in Item 4 thereof the termination of its relationship with its auditor Arthur Andersen LLP. The termination was effectuated by a dismissal of Arthur Andersen LLP by registrant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     16.2 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 6, 2002.






















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           MERRIMAC INDUSTRIES, INC.



                                           By: /s/ Robert V. Condon
                                               ---------------------------------
                                           Name:  Robert V. Condon
                                           Title: Vice President, Finance and
                                                  Chief Financial Officer

Date:  May 7, 2002























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